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                                                                    EXHIBIT 99.2

                               Atlas Corporation
                          Consolidating Balance Sheet
                                   Unaudited
                               December 11, 1999


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                                                           Atlas
                                                         Corporation          Arisur Inc.        Consolidated
                                                       ---------------      ---------------     ---------------
                                                     ASSETS

Current assets
      Cash                                             $       238,000      $         2,000     $       240,000
      Accounts receivable                                        3,000            1,021,000           1,024,000
      Inventories                                                    -              565,000             565,000
      Other                                                  1,035,000                2,000           1,037,000
                                                       ---------------      ---------------     ---------------
         Total current assets                                1,276,000            1,590,000           2,866,000
                                                       ---------------      ---------------     ---------------

Property, plant and equipment                                    5,000            5,471,000           5,476,000
Other assets                                                 2,330,000               17,000           2,347,000
                                                       ---------------      ---------------     ---------------

         Total assets                                  $     3,611,000      $     7,070,000     $    10,681,000
                                                       ===============      ===============     ===============

                                     LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
      Accounts payable and accrued liabilities         $       178,000      $     1,011,000     $     1,189,000
      Estimated reorganization liabilities                     309,000                    -             309,000
      Short-term debt                                                -            2,699,000           2,699,000
                                                       ---------------      ---------------     ---------------
         Total current liabilities                             487,000            3,710,000           4,197,000
                                                       ---------------      ---------------     ---------------

Long-term liabilities
      Long-term debt                                                 -            1,180,000           1,180,000
      Estimated reorganization liabilities                   1,107,000                    -           1,107,000
      Other long-term liabilities                              169,000              450,000             619,000
                                                       ---------------      ---------------     ---------------
         Total long-term liabilities                         1,276,000            1,630,000           2,906,000
                                                       ---------------      ---------------     ---------------

Stockholders' equity
      Common stock and paid in capital                       1,848,000            1,730,000           3,578,000
      Retained earnings                                              -                    -                   -
                                                       ---------------      ---------------     ---------------
         Total stockholders' equity                          1,848,000            1,730,000           3,578,000
                                                       ---------------      ---------------     ---------------

         Total liabilities and stockholders' equity    $     3,611,000      $     7,070,000     $    10,681,000
                                                       ===============      ===============     ===============
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